ANNUAL REPORT
PERIOD ENDING OCTOBER 31, 2001




P I C
-----------
PROVIDENT
-----------
INVESTMENT
-----------
COUNSEL
-----------
 Est. 1951



                           FAMILY OF GROWTH-ORIENTED
                           MUTUAL FUNDS

                           Small Cap Growth Fund I









   GROWTH STOCK
LEADERS FOR A HALF
     CENTURY

CONTENTS

                         2       President's Letter
                         3       Equity Market Review
                         3       Fund Review
                         4       Performance Update/
                                    Portfolio Review
                         5       Outlook & Strategy
THE FUND                 7       Statement of Assets
                                    and Liabilities
                         8       Statement of Operations
                         9       Statements of Changes
                                    in Net Assets
                         10      Financial Highlights
                         11      Notes to Financial Statements
                         13      Report of Independent Accountants
THE PORTFOLIO            14      Statement of Net Assets
                         18      Statement of Operations
                         19      Statements of Changes
                                    in Net Assets
                         19      Selected Ratio Data
                         20      Notes to Financial Statements
                         22      Report of Independent Accountants

--------------------------------------------------------------------------------
PRESIDENT'S LETTER
--------------------------------------------------------------------------------

FELLOW
SHAREHOLDERS:

Since our last update, volatility in the markets has continued. The year ended with the Dow Jones Industrial Average declining -16%, the S&P 500 Index down -25%, and the NASDAQ Composite Index down -50%. As investors, we have received a rude awakening to the reality of the stock market. The recent bear market exacerbated by the terrorist attacks on the U.S. has tested investor patience.

For decades, America has been uniquely fortunate. We have been part of a world that promotes productivity, innovation, and freedom, which have fostered unparalleled economic growth and personal accomplishments. While our government leaders are diligently working to restore peace in our nation, economic leaders are hard pressed to quiet the turmoil in the financial markets.

This has been an extraordinary year for all of us. As we reflect on our personal and professional lives, we all can be thankful that we share a common view and hope that the events of the recent past will eventually result in a more peaceful and prosperous world in which to live.

We wish you, your family, a happy and safe new year and look forward to communicating with you again.

                                                 Cordially,

                                                 /S/ THOMAS M. MITCHELL
                                                 -------------------------
                                                 Thomas M. Mitchell
                                                 President, PIC Investment Trust
                                                 October 31, 2001

--------------------------------------------------------------------------------
EQUITY MARKET REVIEW
--------------------------------------------------------------------------------

Relatively few years in the history of the U.S. stock market have been as tumultuous as the year just ended. Starting in mid-October 2000, continuing weak economic statistics and unexpected weaker profits and revenue growth in selected technology companies began to signal a clear economic slowdown. The period since the presidential election, has been difficult for investors and especially so for growth stock investors. Negative earnings reports during the 2nd and 3rd calendar quarters and disappointing economic news across the globe continued to batter the markets as summer came to a close. After the dreadful terrorist attacks on New York and Washington, September proved extraordinarily painful with the steep decline felt across all equity markets.

The October market rise was a welcome relief. The month saw across the board advances for most equity classes with the Dow Jones Industrial Average up 2.7%, the S&P 500 Index up 1.9%, and the NASDAQ Composite Index advancing 12.8%. For the first time in months, growth stocks outpaced value stocks. Whether the strong rise in equity prices during October is a bear market rally or the start of another sustained bull market rise is a question that most investors are asking themselves.


--------------------------------------------------------------------------------
FUND REVIEW
--------------------------------------------------------------------------------

Given the volatile markets, the Fund posted a negative return for the year down -37%, as we believe investors continued to question the viability of an economic recovery happening anytime in the foreseeable future. The areas that penalized the Fund's performance were holdings in the electronic technology and consumer services sectors.

Prior to September 11th, we gradually increased our exposure in the health services sector, where in a weaker economic environment, we feel that more consistent growth can be captured. This increase came from our reducing the Fund's exposure to the industrial services sector as we reduced energy-related holdings, and reduced the percentage weighting in the electronic technology sector. After September 17th, we took action to sell a few selected holdings that we felt would be particularly vulnerable to weak future earnings, directly related to the economic repercussions of the terrorist attacks. However, we also are adding companies to the Fund as we see valuation opportunities arise in fundamentally strong companies.

--------------------------------------------------------------------------------
WHAT HELPED PERFORMANCE?                     WHAT HURT PERFORMANCE?
--------------------------------------------------------------------------------

RETAIL TRADE                                 ELECTRONIC TECHNOLOGY
------------                                 ---------------------
o  The Fund significantly                    o  The technology sector was the
   out-performed the Russell                    worst performing sector. Our
   2000 Growth Index, adding                    exposure to Oak Technology,
   220 basis points of                          Plexus, JNI Corp., Audiocodes
   relative performance in                      and Orbotech were the largest
   this sector. Our strong                      detractors from performance.
   sector returns came from
   holding significant                       CONSUMER SERVICES
   positions in 99 Cents Only                -----------------
   Stores, Hot Topic and                     o  Our underweight and positions
   Electronic Boutique.                         in Emmis Communications, Rare
                                                Hospitality, California Pizza
                                                Kitchen and Sirius Satellite
HEALTH SERVICES                                 Radio had the greatest negative
---------------                                 impact resulting in a loss of
o  Good stock selection added                   150 basis of relative
   115 basis points of                          performance.
   relative returns. Advance
   PCS, Pharmaceutical Product
   Development, Amsurg, and
   First Health Group was the
   main contributors to this
   sector.

CONSUMER DURABLES
-----------------
o  This was the Fund's best
   performing sector adding
   100 basis points of
   relative performance. The
   majority of the performance
   came from our entertainment
   stocks, THQ Inc.,
   Activision and Action
   Performance Companies.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE/PORTFOLIO REVIEW
--------------------------------------------------------------------------------
[GRAPH OMITTED]



              PROVIDENT INVESTMENT COUNSEL SMALL CAP GROWTH FUND I

                                PROVIDENT                         RUSSELL
                               INVESTMENT                           2000
                             COUNSEL SMALL                         GROWTH
                            CAP GROWTH FUND I                       INDEX

   09/30/93                     $10,000                            $10,000
   10/31/93                     $10,172                            $10,289
   01/31/94                     $10,055                            $10,536
   04/30/94                      $9,478                             $9,860
   07/31/94                      $8,963                             $9,359
   10/31/94                     $10,055                            $10,195
   01/31/95                      $9,501                             $9,809
   04/30/95                     $10,514                            $10,721
   07/31/95                     $13,281                            $12,515
   10/31/95                     $14,567                            $12,294
   01/31/96                     $15,331                            $13,012
   04/30/96                     $18,823                            $14,940
   07/31/96                     $17,077                            $12,893
   10/31/96                     $18,067                            $13,932
   01/31/97                     $18,626                            $14,964
   04/30/97                     $15,422                            $13,068
   07/31/97                     $19,076                            $16,146
   10/31/97                     $19,005                            $16,882
   01/31/98                     $18,066                            $16,268
   04/30/98                     $20,959                            $18,561
   07/31/98                     $18,376                            $15,937
   10/31/98                     $15,612                            $14,205
   01/31/99                     $19,444                            $17,443
   04/30/99                     $18,290                            $17,861
   07/31/99                     $21,536                            $18,249
   10/31/99                     $24,800                            $18,364
   01/31/00                     $35,368                            $23,662
   04/30/00                     $37,401                            $23,466
   07/31/00                     $36,289                            $22,105
   10/31/00                     $35,287                            $21,331
   01/31/01                     $30,598                            $20,024
   04/30/01                     $27,914                            $17,631
   07/31/01                     $27,192                            $16,952
   10/31/01                     $22,193                            $14,611




                                                      AVERAGE ANNUALIZED TOTAL RETURNS
                                                       PERIODS ENDED OCTOBER 31, 2001
                                                       ------------------------------
                                                          ONE        FIVE      SINCE
                                                          YEAR       YEAR    INCEPTION^
                                                          ----       ----    ----------

Provident Investment Counsel Small Cap Growth Fund I    -37.11%      4.20%   10.35%
Russell 2000 Growth Index* ..........................   -31.50%      0.96%    4.80%



___________

^ The Fund commenced operations on September 30, 1993. Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
* The Russell 2000 Growth Index consists of the smallest 2000 securities in the Russell 3000 Index, representing approximately 10% of the Russell 3000 Index total market capitalization but does not include adjustments for brokerage, custodian and advisory fees. The Russell 3000 Index is composed of 3000 large U.S. companies by market capitalization. The Russell 2000 Growth Index contains those Russell 2000 Index securities with a greater-than average growth orientation.



EQUITY SECTOR WEIGHTINGS



PIE CHART OMMITED


        Electronic Technology   21.1%
        Health/Technology       19.7%
        Health Services         10.5%
        Technology Services     10.0%
        Finance                  8.3%
        Consumer Services        7.3%
        Retail Trade             5.5%
        Industrial Services      3.1%
        Consumer Durables        2.5%
        Commercial Services      2.1%
        Communications           2.0%
        Producer Manufacturing   1.6%
        Distribution Services    1.6%
        Transportation           1.4%
        Consumer Non-Durables    0.4%
        Process Industries       0.4%


                                                                      % OF NET
        TOP 10 EQUITY HOLDINGS:                                        ASSETS
--------------------------------------------------------------------------------

Lumenis Ltd.                                                            2.3%
Designs a range of pulsed light and laser-based
systems for the aesthetic and medical communities.
--------------------------------------------------------------------------------
99 Cents Only Stores, Inc.                                              1.6%
Deep-discount retailer of primary name
brand, consumable general merchandise.
--------------------------------------------------------------------------------
KV Pharmaceutical Co.                                                   1.4%
Leading developer of major drug products
using its controlled-release drug delivery system.
--------------------------------------------------------------------------------
HCC Insurance Holdings, Inc.                                            1.4%
Specialty property and casualty insurance provider
to commercial customers on a direct and reinsurance basis.
--------------------------------------------------------------------------------
Accredo Health, Inc.                                                    1.3%
Provides specialized pharmacy services
beneficial to patients with chronic diseases.
--------------------------------------------------------------------------------
Digene Corp.                                                            1.3%
Develops gene-based testing systems for the
screening, monitoring and diagnosis of human diseases.
--------------------------------------------------------------------------------
UCBH Holdings, Inc.                                                     1.3%
Provides a range of personal and commercial banking services.
--------------------------------------------------------------------------------
Apollo Group Inc.-University of Phoenix Online                          1.2%
Online provider of accessible and accredited educational programs.
--------------------------------------------------------------------------------
Rare Hospitality International Inc.                                     1.2%
Operates/franchises over 175 restaurants.
--------------------------------------------------------------------------------
Waste Connections, Inc.                                                 1.2%
Provides solid waste collection, transfer,
disposal, and recycling services in
secondary markets of the western U.S.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OUTLOOK & STRATEGY
--------------------------------------------------------------------------------

STOCK MARKET

OVERSOLD

The stock market is a discounting mechanism, and we continue to believe that the intermediate to long-term trend will be upwardly biased for U.S. equities. We believe the 400 basis points of interest rate cuts by the Federal Reserve will re-stimulate the U.S. economy. Historically, this has occurred in a 6-9 month timeframe, but clearly during this cycle that timeframe has not applied given the recent tragic events. This recovery will undoubtedly be slower in developing. Additionally, slow growth in both Europe and the Far East make matters more problematic, and it is reasonable to assume that slow economic growth will persist well into 2002. Corporate profits will continue to be under pressure on a near-term basis, but should start recovering as we move through the first half of 2002.

The chart below Stock Market Oversold demonstrates the degree of the oversold market condition. As can been seen, we are in an area that approaches the 1973-4 bear market decline, when economic conditions were much more dire than we now face.


                             STOCK MARKET OVERSOLD
                 DAILY DATA 12/31/1962 -- 9/30/2001 (LOG SCALE)






                                NEED PLOT POINTS



                                                     S&P 500 YEAR-TO-YEAR CHANGE



We believe successful investing takes diligent fundamental research and the patience to "weather the storm." We know that some companies in the Fund will miss prior quarterly revenue and earnings estimates during this difficult time of readjustment. However, if longer-term fundamentals and long-term earnings per share growth rates are intact, we will use this opportunity to buy more or make a commitment to new companies that we have been researching but where prior to September 11th we felt valuations were too rich. We are endeavoring to only buy companies that are market leaders with management leadership that will deliver long-term shareholder value. Companies we feel most likely to surprise Wall Street with revenue and earnings rebounds and better than expected operating and reported earnings per share growth.

September 11th is one of those rare dates in each of our lifetimes where we will remember exactly where we were and what we were doing. As a nation we have suffered a great loss, a loss that will most likely take a great deal of time to put into perspective. That being said, we are a great nation, with a people that historically have met such terrible adversity head-on. We are sure this tragedy will be no exception. Part of the great strength of this country is our financial system, which includes the most efficient and liquid stock markets in the world. Both the financial system and stock markets responded with remarkable resiliency given the terrible devastation in the financial district of New York. The airlines are flying and day-by-day are building toward their former capacities. Further, the Federal Government and the Federal Reserve have provided immediate assistance and liquidity. In short, the recovery process is well underway.

--------------------------------------------------------------------------------
OUTLOOK & STRATEGY -- (Continued)
--------------------------------------------------------------------------------

WHERE WE GO

FROM HERE

Prior to the terrorist attacks, we expected the economic recovery would begin to take hold starting in the fourth calendar quarter of 2001 and pick up momentum during the first half of 2002. That view has been modified. We now look for the current profits recession to be extended as a "classic," yet mild, economic recession takes hold. We believe the attacks on America will result in very significant fiscal expenditures to combat terrorism. This could be a decade or more commitment as we dedicate enormous resources to combat this dreadful new reality. We think a credible argument can be made that while the economy will struggle, this is likely to be followed by a strong "snap back" in activity. In our view, when investors have better clarity as to our short-and long-term military responses psychology will improve, and with it, so will the performance of equities.


A NEW ECONOMIC ENVIRONMENT:

OUR STRATEGIC ASSUMPTIONS

     o The current profits recession will be extended as a "classic", yet mild economic recession takes hold.

     o The market has already discounted the current poor economic environment.

     o Monetary and fiscal policies will continue to be stimulating for the foreseeable future.

     o With near-term sluggish economic activity, inflation is likely to stay low.

     o Valuation assumptions will be more critical in investment decisions as premium valuations will be accorded to those companies that can provide shareholder value through sustained above-average earnings growth.

Now is not the time to decide that the world has changed and growth stocks will never again regain their value. Many investors made this mistake with value strategies just two or three years ago when the technology bubble was beginning. Historically, investing styles come in and out of favor. We believe the current aversion to premium growth stocks will also pass as the economy improves. We cannot predict the month when the economy will finally stabilize but believe the ensuing response on the part of investors will be a strong upward revision in the prices of some equities, and particularly those growth stocks that have been so badly battered.

Remember that markets can and will be volatile and uncertain at times, as we have witnessed in dramatic fashion. However, it is during these times that we find as much opportunity as we do risk and rely on our unwavering, growth-oriented investment style and our strong commitment to fundamental research. Provident's investment philosophy has prospered over the years and we believe will do so again. Our strong conviction is that earnings growth drives stock prices, and we firmly believe the Fund represents a "short list" of the best companies.

ALL PERFORMANCE IN THIS REPORT IS HISTORICAL AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. A PORTFOLIO'S PERFORMANCE ASSUMES THE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. THERE IS NO ASSURANCE THE FUND WILL MEET ITS STATED OBJECTIVE. THE FUND'S HOLDINGS AND ALLOCATION ARE SUBJECT TO CHANGE BECAUSE IT IS ACTIVELY MANAGED. FURTHER SECURITIES MENTIONED HEREIN SHOULD NOT BE CONSIDERED A RECOMMENDATION TO BUY OR SELL INDIVIDUAL COMPANIES.

                PLEASE VISIT WWW.PROVNET.COM FOR MARKET UPDATES,
            NEW PRODUCT OFFERINGS AND PORTFOLIO MANAGER COMMENTARY.



              PROVIDENT INVESTMENT COUNSEL SMALL CAP GROWTH FUND I

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES at October 31, 2001
--------------------------------------------------------------------------------

ASSETS

Investment in Portfolio, at cost .............................    $ 180,977,759
                                                                  =============

Investment in Portfolio, at value ............................    $ 176,074,458
Receivables:
        Investment in Portfolio sold .........................           35,804
        Fund shares sold .....................................           48,748
Prepaid expenses .............................................           12,731
                                                                  -------------
                Total assets .................................      176,171,741
                                                                  -------------

LIABILITIES

Payables:
        Investment in Portfolio purchased ....................           48,748
        Fund shares redeemed .................................           35,804
        To Provident Investment Counsel, Inc.  (Note 3) ......           10,793
Deferred trustees' compensation (Note 3) .....................           21,732
Accrued expenses .............................................           26,014
                                                                  -------------
                Total liabilities ............................          143,091
                                                                  -------------

NET ASSETS

Applicable to shares of beneficial interest outstanding ......    $ 176,028,650
                                                                  =============

Shares of beneficial interest outstanding ....................       13,309,594
                                                                  -------------

Net asset value, offering and redemption price per share .....    $       13.23
                                                                  =============

COMPONENTS OF NET ASSETS

Paid-in capital ..............................................    $ 216,755,917
Accumulated net investment loss ..............................          (68,502)
Accumulated net realized loss on investments .................      (35,755,464)
Net unrealized depreciation on investments ...................       (4,903,301)
                                                                  -------------
                Net assets ...................................    $ 176,028,650
                                                                  =============


See accompanying Notes to Financial Statements.



              PROVIDENT INVESTMENT COUNSEL SMALL CAP GROWTH FUND I

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS For the Year Ended October 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME

NET INVESTMENT LOSS ALLOCATED FROM PORTFOLIO:
        Dividends ..................................................   $    106,282
        Interest ...................................................        666,560
        Income from securities loaned - net ........................         36,526
        Expenses ...................................................     (1,980,117)
                                                                       ------------
        Net investment loss from Portfolio .........................     (1,170,749)
                                                                       ------------

FUND EXPENSES:
        Administration fees (Note 3) ...............................        400,490
        Transfer agent fees ........................................         21,453
        Registration expense .......................................         24,502
        Legal fees .................................................         13,002
        Audit fees .................................................         13,775
        Reports to shareholders ....................................         25,000
        Custody and accounting services fees .......................          5,997
        Trustee fees (Note 3) ......................................         (3,006)
        Miscellaneous ..............................................          6,655
                                                                       ------------
                Total expenses .....................................        507,868
                Less: fees waived and expenses absorbed (Note 3) ...       (507,868)
                                                                       ------------
                Net expenses .......................................           --
                                                                       ------------
                        NET INVESTMENT LOSS ........................     (1,170,749)
                                                                       ------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS ALLOCATED FROM PORTFOLIO

Net realized loss on investments ...................................    (32,961,895)
Net unrealized depreciation on investments .........................    (59,565,830)
                                                                       ------------
                Net realized and unrealized loss on investments ....    (92,527,725)
                                                                       ------------

                NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS   $(93,698,474)
                                                                       ============



See accompanying Notes to Financial Statements.



              PROVIDENT INVESTMENT COUNSEL SMALL CAP GROWTH FUND I

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                            YEAR ENDED       YEAR ENDED
                                                                         OCTOBER 31, 2001  OCTOBER 31, 2000
------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS

Net investment loss ...................................................   $  (1,170,749)   $  (1,820,572)
Net realized gain (loss) on investments ...............................     (32,961,895)      98,033,118
Net unrealized depreciation on investments ............................     (59,565,830)      (2,150,976)
                                                                          -------------    -------------
        NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     (93,698,474)      94,061,570
                                                                          -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS

From net realized gain ................................................     (98,870,831)     (12,639,383)
                                                                          -------------    -------------

BENEFICIAL INTEREST SHARE TRANSACTIONS

Proceeds from shares sold .............................................      76,983,858       72,529,471
Proceeds from reinvestment of distributions ...........................      97,540,591       12,623,251
Cost of shares redeemed ...............................................     (45,463,633)    (145,073,021)
                                                                          -------------    -------------

        Net increase (decrease) in net assets
                resulting from share transactions .....................     129,060,816      (59,920,299)
                                                                          -------------    -------------

        Total increase (decrease) in net assets .......................     (63,508,489)      21,501,888

NET ASSETS

Beginning of year .....................................................     239,537,139      218,035,251
                                                                          -------------    -------------

END OF YEAR ...........................................................   $ 176,028,650    $ 239,537,139
                                                                          =============    =============

Accumulated net investment loss .......................................   $     (68,502)   $     (95,462)
                                                                          -------------    -------------

CHANGE IN SHARES

Shares sold ...........................................................       4,884,802        1,718,093
Shares issued on reinvestment of distributions ........................       5,180,063          368,132
Shares redeemed .......................................................      (2,887,835)      (3,523,626)
                                                                          -------------    -------------
NET INCREASE (DECREASE) ...............................................       7,177,030       (1,437,401)
                                                                          =============    =============

See accompanying Notes to Financial Statements.



              PROVIDENT INVESTMENT COUNSEL SMALL CAP GROWTH FUND I

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS For a share outstanding throughout each year
--------------------------------------------------------------------------------

                                                                       YEAR ENDED OCTOBER 31,
                                                  -----------------------------------------------------------
                                                      2001        2000        1999        1998        1997
-------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year ............   $    39.06  $    28.80  $    18.13  $    24.08  $    23.19
                                                  ----------  ----------  ----------  ----------  ----------

INCOME FROM INVESTMENT OPERATIONS:
        Net investment loss ...................        (0.08)      (0.30)      (0.20)      (0.03)      (0.40)
        Net realized and unrealized gain (loss)
           on investments .....................        (9.61)      12.24       10.87       (3.99)       1.58
                                                  ----------  ----------  ----------  ----------  ----------
Total from investment operations ..............        (9.69)      11.94       10.67       (4.02)       1.18
                                                  ----------  ----------  ----------  ----------  ----------

LESS DISTRIBUTIONS:
        From net realized gains ...............       (16.14)      (1.68)       --         (1.93)      (0.29)
                                                  ----------  ----------  ----------  ----------  ----------
Net asset value, end of year ..................   $    13.23  $    39.06  $    28.80  $    18.13  $    24.08
                                                  ==========  ==========  ==========  ==========  ==========

Total return ..................................       (37.11%)     42.29%      58.85%     (17.85%)      5.15%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions) ..........   $   176.0   $   239.5   $   218.0   $   141.2   $   105.5

RATIOS TO AVERAGE NET ASSETS:#++
        Expenses ..............................         1.00%       1.00%       1.00%       1.00%       1.00%
        Net investment loss ...................        (0.59%)     (0.64%)     (0.79%)     (0.67%)     (0.48%)

___________

# Includes the Fund's share of expenses, net of fees waived and expenses absorbed, allocated from the Portfolio.
++ Net of fees waived and expenses absorbed. The combined fees waived and expenses absorbed were 0.26%, 0.25%, 0.27%, 0.27%, and 0.26%, respectively.


See accompanying Notes to Financial Statements.

              PROVIDENT INVESTMENT COUNSEL SMALL CAP GROWTH FUND I

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

Provident Investment Counsel Small Cap Growth Fund I (the "Fund") is one of ten series of PIC Investment Trust (the "Trust"). The Trust was organized on December 11, 1991 as a Delaware business trust, with an unlimited number of shares of beneficial interest of $.01 par value, and is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Fund invests substantially all of its assets in the PIC Small Cap Portfolio (the "Portfolio"), a separate registered management investment company having the same investment objective as the Fund. The financial statements, including the portfolio of investments, of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

   A. INVESTMENT VALUATION. The Fund reflects its investment in the Portfolio at its proportionate interest in the value of the Portfolio's net assets. Valuation of securities by the Portfolio is discussed at Note 2A of the Portfolio's Notes to Financial Statements.

   B. INVESTMENT INCOME AND DIVIDENDS TO SHAREHOLDERS. The Fund earns income, net of the expenses of the Portfolio, daily on its investment in the Portfolio. All net investment income and realized and unrealized gains or losses on investments of the Portfolio are allocated pro-rata among the Fund and the other Holders of Interests in the Portfolio. Dividends, if any, are paid annually to shareholders of the Fund and recorded on the ex-dividend date.

   C. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

   D. ACCOUNTING ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

   E. RECLASSIFICATION OF CAPITAL ACCOUNTS. The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2:
        Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies. For the year ended October 31, 2001, the Fund decreased paid in capital by $1,203,965 primarily due to the Fund experiencing a net investment loss during the year. Net assets were not affected by this change.

NOTE 3 - TRANSACTIONS WITH AFFILIATES

The Trust has entered into administration agreements with Provident Investment Counsel, Inc. ("PIC") and U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") (formerly Investment Company Administration, LLC) pursuant to which certain employees of these entities serve as officers and/or trustees of the Trust and the Portfolio. PIC and U.S. Bancorp also provide management services necessary for the operations of the Trust and the Portfolio and furnish office facilities. PIC receives a fee for its services to the Fund, at the rate of 0.20% of the average daily net assets of the Fund. U.S. Bancorp receives an annual fee for its services of $10,000.

Pursuant to a contract with the Fund, PIC has agreed to reimburse the Fund and Portfolio for investment advisory fees and other expenses for ten years ending March 1, 2011, to the extent necessary so that the expenses of the Fund, including those expenses allocated from the Portfolio, do not exceed 1.00% of the Fund's average net assets. PIC reserves the right to be reimbursed for any waiver of its fees or expenses paid on behalf of the Fund and Portfolio if, within three subsequent years, the Fund's or Portfolio's expenses are less than the limit agreed to by PIC. The amount of fees waived and expenses absorbed for the year ended October 31, 2001 were $395,306 and $112,562, respectively.

At October 31, 2001, the amount available for reimbursement that has been paid and/or waived by the Adviser on behalf of the Fund is $1,755,833. At October 31, 2001, the Adviser may recapture a portion of the above amounts no later than the dates as stated below:

                                   OCTOBER 31,
                    -----------------------------------------
                      2002            2003            2004
                    --------        --------       ----------

                    $528,995        $718,970        $507,868

              PROVIDENT INVESTMENT COUNSEL SMALL CAP GROWTH FUND I

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (Continued)
--------------------------------------------------------------------------------

Quasar Distributors LLC (the "Distributor"), a registered broker-dealer, acts as the principal underwriter for the Trust in connection with the offering of its shares. The Distributor is an affiliate of U.S. Bancorp. The Distributor received no commissions from sales or redemptions of Fund shares during the year ended October 31, 2001.

On December 19, 1995, the Trust approved a Deferred Compensation Plan for Trustees (the "Plan"). Trustees are entitled to receive $2,500 per quarter and $500 per meeting attended, which is allocated among the Funds. Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (phantom share account). This account accumulates the deferred fees earned and the value of the account is adjusted at the end of each quarter to reflect the value which would have been earned if the account had been invested in designated investments. The Fund recognizes as trustee expense amounts accrued as meetings are held plus the change in the value of the phantom share account determined on a quarterly basis. For the year ended October 31, 2001, the change in the value of the phantom share account included unrealized depreciation of $24,322.

NOTE 4 - INVESTMENT TRANSACTIONS

For the year ended October 31, 2001, additions and reductions in the investment in the Portfolio aggregated $77,107,481 and $46,947,403, respectively.

At October 31, 2001, the Fund owned 81.2% of the total net assets of the Portfolio.

NOTE 5 - INCOME TAXES

At October 31, 2001, the Fund had tax basis capital losses of $34,005,799 which may be carried over to offset future capital gains through October 31, 2009.

NOTE 6 - SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

A special meeting of shareholders of the Fund was held at the offices of Provident Investment Counsel, Inc. on March 20, 2001 to approve a change in a fundamental policy of the PIC Small Cap Portfolio to permit lending of the Portfolio's portfolio securities. 9,795,950 shares voted "For", -0- shares voted "Against" and 59,940 shares "Abstained".

              PROVIDENT INVESTMENT COUNSEL SMALL CAP GROWTH FUND I

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


To the Board of Trustees of PIC Investment Trust and the Shareholders of:

Provident Investment Counsel Small Cap Growth Fund I

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Provident Investment Counsel Small Cap Growth Fund I series of PIC Investment Trust (the "Trust") at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. The financial highlights for each of the periods prior to November 1, 1998 were audited by other independent accountants whose report dated December 3, 1998 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
New York, New York
December 4, 2001


                            PIC SMALL CAP PORTFOLIO

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS at October 31, 2001
--------------------------------------------------------------------------------

SHARES                                                             VALUE
--------------------------------------------------------------------------------
COMMON STOCKS: 97.9%
AEROSPACE & DEFENSE: 0.1%
    10,400   EDO Corp. ......................................   $  280,280
                                                                ----------

AIRLINES: 1.5%
    39,565   Ryanair Holdings PLC ADS* ......................    1,849,268
    70,800   Skywest, Inc. ..................................    1,295,640
                                                                ----------
                                                                 3,144,908
                                                                ----------

APPAREL/FOOTWEAR: 0.6%
    22,300   Chico's FAS, Inc.* .............................      579,800
    23,650   Christopher & Banks Corp.* .....................      779,267
                                                                ----------
                                                                 1,359,067
                                                                ----------

BANKS: 3.9%
    50,400   BankUnited Financial Corp. - Class A* ..........      735,840
    44,200   City National Corp. ............................    1,812,200
    30,200   Commerce Bancorp, Inc. .........................    2,204,600
    41,250   Flagstar Bancorp, Inc. .........................    1,033,313
    95,000   UCBH Holdings, Inc. ............................    2,755,000
                                                                ----------
                                                                 8,540,953
                                                                ----------

BIOTECHNOLOGY: 8.6%
    30,700   Affymetrix, Inc.* ..............................      922,535
    62,000   Charles River Laboratories International            2,083,200
    37,400   Cubist Pharmaceuticals, Inc.* ..................    1,507,220
    56,300   Durect Corp.* ..................................      416,620
    40,800   Enzon, Inc.* ...................................    2,523,480
     4,400   Genencor International, Inc.* ..................       55,044
    43,300   ILEX Oncology, Inc.* ...........................    1,130,563
    30,200   Invitrogen Corp.* ..............................    1,852,468
    51,900   Medarex, Inc.* .................................    1,069,140
   107,300   Medicines Co.* .................................      754,319
    50,000   Myriad Genetics, Inc.* .........................    2,300,000
    75,600   Scios, Inc.* ...................................    1,746,360
    34,400   Transkaryotic Therapies, Inc.* .................    1,309,264
    64,900   Visible Genetics, Inc.* ........................      941,699
                                                                ----------
                                                                18,611,912
                                                                ----------
BROADCASTING: 2.0%
   131,200   Emmis Communications Corp. - Class A* ..........    1,777,760
    51,400   Entercom Communications Corp. - Class A* .......    1,732,180
    53,900   Hispanic Broadcasting Corp. - Class A* .........      903,364
                                                                ----------
                                                                 4,413,304
                                                                ----------

BUILDING PRODUCTS: 0.3%
    21,000   American Woodmark Corp. ........................      725,760
                                                                ----------

CABLE/SATELLITE TELEVISION: 0.8%
    79,500   Insight Communications Co., Inc.* ..............    1,629,750
                                                                ----------

CHEMICAL AGRICULTURAL: 0.1%
    59,300   Eden Bioscience Corp.* .........................      281,675
                                                                ----------



 SHARES                                                             VALUE
--------------------------------------------------------------------------------

COMPUTER COMMUNICATIONS: 2.2%
    97,869   Alvarion Ltd.* .................................   $  247,609
    70,800   Emulex Corp.* ..................................    1,676,544
   137,250   Finisar Corp.* .................................    1,073,295
   122,500   McData Corp. - Class A* ........................    1,801,975
                                                                ----------
                                                                 4,799,423
                                                                ----------

CONTRACT DRILLING: 0.4%
    67,100   Pride International, Inc.* .....................      862,906
                                                                ----------

DATA PROCESSING SERVICES: 0.8%
    21,000   Bisys Group, Inc.* .............................    1,092,420
    37,700   TALX Corp. .....................................      640,900
                                                                ----------
                                                                 1,733,320
                                                                ----------

DISCOUNT STORES: 1.6%
    98,100   99 Cents Only Stores, Inc.* ....................    3,487,437
                                                                ----------

DRUGSTORE CHAINS: 0.7%
    48,400   Duane Reade, Inc.* .............................    1,448,128
                                                                ----------

ELECTRICAL PRODUCTS: 1.3%
    85,600   O2Micro International Ltd.* ....................    1,231,784
    56,200   Wilson Greatbatch Technologies, Inc.* ..........    1,615,750
                                                                ----------
                                                                 2,847,534
                                                                ----------
ELECTRICAL PRODUCTS EQUIPMENT: 4.7%
     8,100   Advanced Energy Industries, Inc.* ..............      162,729
   102,500   ASM International, N.V.* .......................    1,630,775
    88,400   Axcelis Technologies, Inc.* ....................    1,158,924
    36,200   Brooks Automation, Inc.* .......................    1,168,536
    84,200   Credence Systems Corp.* ........................    1,145,120
    57,300   EMCORE Corp.* ..................................      639,468
    34,300   FEI Co.* .......................................      925,414
    45,350   LTX Corp.* .....................................      746,461
    55,700   Nanometrics, Inc.* .............................    1,105,645
    35,950   Rudolph Technologies, Inc.* ....................      909,535
    21,500   Varian Semiconductor Equipment Associates, Inc.*      645,860
                                                                ----------
                                                                10,238,467
                                                                ----------
ELECTRONICS/APPLIANCE: 1.1%
    73,300   Electronics Boutique Holdings Corp.* ...........    2,275,965
                                                                ----------

ELECTRONIC COMPONENTS: 1.9%
   155,300   Kopin Corp.* ...................................    1,955,227
    47,100   Pemstar, Inc.* .................................      588,750
    61,700   Plexus Corp.* ..................................    1,542,500
                                                                ----------
                                                                 4,086,477
                                                                ----------
ELECTRONIC EQUIPMENT/INSTRUMENTS: 1.4%
    19,200   Kronos, Inc.* ..................................    1,101,888
    16,900   NYFIX, Inc.* ...................................      300,820
    52,750   Optimal Robotics Corp.* ........................    1,555,070
                                                                ----------
                                                                 2,957,778
                                                                ----------


See accompanying Notes to Financial Satements.

14


                            PIC SMALL CAP PORTFOLIO

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS at October 31, 2001 -- (Continued)
--------------------------------------------------------------------------------

SHARES                                                             VALUE
--------------------------------------------------------------------------------
ENVIRONMENTAL SERVICES: 1.2%
    90,325   Waste Connections, Inc.* .......................   $2,639,296
                                                                ----------

FINANCIAL SERVICES: 0.9%
    53,000   AmeriCredit Corp.* .............................      821,500
    74,700   Metris Companies, Inc. .........................    1,210,887
                                                                ----------
                                                                 2,032,387
                                                                ----------
FOOD: 0.5%
    23,500   Flowers Foods, Inc.* ...........................      975,250
                                                                ----------

FOOD DISTRIBUTORS: 1.2%
    19,000   Nash-Finch Co. .................................      437,950
    75,040   Performance Food Group Co., Inc.*                   2,205,426
                                                                ----------
                                                                 2,643,376
                                                                ----------
HOSPITAL/NURSING MANAGEMENT: 3.3%
    84,150   Amsurg Corp.* ..................................    2,055,784
   114,700   Beverly Enterprises, Inc.* .....................      859,103
    51,200   Community Health Systems* ......................    1,280,000
    56,300   LifePoint Hospitals, Inc.* .....................    1,755,434
    39,900   Sunrise Assisted Living, Inc.* .................    1,192,611
                                                                ----------
                                                                 7,142,932
                                                                ----------
INDUSTRIAL SPECIALTIES: 0.3%
    14,300   Intermagnetics General Corp.* ..................      412,269
    10,300   Symyx Technologies, Inc.* ......................      161,607
                                                                ----------
                                                                   573,876
                                                                ----------
INFORMATION TECHNOLOGY SERVICES: 1.4%
    78,300   Henry Jack & Associates, Inc. ..................    1,930,878
    41,100   National Instruments Corp.* ....................    1,184,091
                                                                ----------
                                                                 3,114,969
                                                                ----------
INSURANCE BROKERS/SERVICES: 0.4%
    28,650   Copart, Inc.* ..................................      840,877
                                                                ----------

Internet Retail: 0.5%
    99,550   1-800-FLOWERS.COM, Inc.* .......................    1,015,410
                                                                ----------

INTERNET SOFTWARE/SERVICES: 5.5%
    63,250   Business Objects SA ADS* .......................    1,733,682
   124,800   CryptoLogic, Inc.* .............................    1,664,832
    65,050   Digital Insight Corp.* .........................    1,083,082
    68,700   F5 Networks, Inc.* .............................    1,036,683
   111,900   Interwoven, Inc.*...............................      817,989
    36,900   Overture Services, Inc.* .......................      972,315
    61,500   Quest Software, Inc.* ..........................      910,200
   128,500   Radware Ltd.* ..................................    1,269,580
    63,100   SonicWALL, Inc.* ...............................      896,020
    53,091   Webmethods, Inc.* ..............................      487,906
    42,700   Websense, Inc.* ................................    1,037,610
                                                                ----------
                                                                11,909,899
                                                                ----------
INVESTMENT COMPANIES: 0.6%
    26,200   Investors Financial Services Corp                   1,385,980
                                                                ----------




SHARES                                                             VALUE
--------------------------------------------------------------------------------
LIFE/HEALTH INSURANCE: 0.3%
    34,700   Scottish Annuity & Life Holdings Ltd.              $  564,916
                                                                ----------

MANAGED HEALTH CARE/HMO: 1.7%
    52,000   Coventry Health Care, Inc.* ....................    1,114,880
    93,500   First Health Group Corp.* ......................    2,524,500
                                                                ----------
                                                                 3,639,380
                                                                ----------
MEDICAL DISTRIBUTORS: 0.4%
    93,000   PSS World Medical, Inc.* .......................      839,790

MEDICAL SPECIALTIES: 8.1%
    50,950   ArthroCare Corp.* ..............................    1,006,262
    65,300   Cytyc Corp.* ...................................    1,712,166
    77,850   Digene Corp.* ..................................    2,759,783
   120,400   K-V Pharmaceutical Co. - Class A* ..............    3,042,508
     6,250   K-V Pharmaceutical Co. - Class B* ..............      176,875
   246,900   Lumenis Ltd.* ..................................    4,913,310
    45,100   Molecular Devices Corp.* .......................      730,169
    22,400   Varian Medical Systems, Inc.* ..................    1,503,040
    52,650   Zoll Medical Corp.* ............................    1,776,938
                                                                ----------
                                                                17,621,051
                                                                ----------
MEDICAL/NURSING SERVICES: 1.6%
    62,400   Apria Healthcare Group, Inc.* ..................    1,435,200
    38,900   RehabCare Group, Inc.* .........................      988,060
    41,150   Unilab Corp.* ..................................      974,432
                                                                ----------
                                                                 3,397,692
                                                                ----------
METAL FABRICATION: 0.4%
    29,500   Shaw Group, Inc. (The)* ........................      811,250
                                                                ----------

MISCELLANEOUS COMMERCIAL SERVICES: 2.1%
    29,400   Corporate Executive Board Co.* .................      898,758
    41,100   CoStar Group, Inc.* ............................      761,994
   141,600   DigitalThink, Inc.* ............................    1,172,448
    25,600   FTI Consulting, Inc.* ..........................      759,040
   125,200   The Profit Recovery Group International, Inc.* .      863,880
                                                                ----------
                                                                 4,456,120
                                                                ----------
OIL FIELD SERVICES/EQUIPMENT: 1.1%
    92,500   Core Laboratories N.V.* ........................    1,507,750
    51,000   Dril-Quip, Inc.* ...............................      870,060
                                                                ----------
                                                                 2,377,810
                                                                ----------
OTHER CONSUMER SERVICES: 2.3%
    27,800   Expedia, Inc.* .................................      817,598
   109,400   Ticketmaster* ..................................    1,492,216
   102,525   University of Phoenix Online* ..................    2,696,408
                                                                ----------
                                                                 5,006,222
                                                                ----------

See accompanying Notes to Financial Statements.


                                                                              15


                            PIC SMALL CAP PORTFOLIO

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS at October 31, 2001 -- (Continued)
--------------------------------------------------------------------------------

SHARES                                                             VALUE
--------------------------------------------------------------------------------
PACKAGED SOFTWARE: 2.3%
   169,200   Actuate Corp.* .................................   $  702,180
    95,950   Aspen Technology, Inc.* ........................    1,271,338
    82,600   Informatica Corp.* .............................      765,702
    72,200   Micromuse, Inc.* ...............................      667,850
    30,700   NetIQ, Corp.* ..................................      864,205
    54,100   Peregrine Systems, Inc.* .......................      781,204
                                                                ----------
                                                                 5,052,479
                                                                ----------
PERSONAL SERVICES: 0.1%
     7,000   Cross Country, Inc.* ...........................      142,730
                                                                ----------

PHARMACEUTICAL - GENERIC: 1.0%
    12,300   Barr Laboratories, Inc.* .......................      895,440
    29,500   Taro Pharmaceuticals Industries ADR* ...........    1,241,950
                                                                ----------
                                                                 2,137,390
                                                                ----------
PHARMACEUTICAL - OTHER: 2.0%
    15,400   Angiotech Pharmaceuticals, Inc.* ...............      734,580
    70,100   Cell Therapeutics, Inc.* .......................    2,105,103
    27,300   Medicis Pharmaceutical Corp. - Class A* ........    1,574,937
                                                                ----------
                                                                 4,414,620
                                                                ----------

RECREATIONAL PRODUCTS: 2.5%
    72,150   Action Performance Companies, Inc.* ............    1,891,052
    51,600   Activision, Inc. ...............................    1,865,340
    33,400   THQ, Inc.* .....................................    1,663,320
                                                                ----------
                                                                 5,419,712
                                                                ----------
RESTAURANTS: 2.2%
    62,250   California Pizza Kitchen, Inc.* ................    1,119,255
    56,400   Landry's Restaurants, Inc. .....................      989,820
   145,325   Rare Hospitality International, Inc.* ..........    2,649,275
                                                                ----------
                                                                 4,758,350
                                                                ----------
SEMICONDUCTORS: 8.4%
    62,130   Alpha Industries, Inc.* ........................    1,446,386
   115,500   Cirrus Logic, Inc.* ............................    1,285,515
    12,200   Elantec Semiconductor, Inc.* ...................      398,818
    65,750   Exar Corp.* ....................................    1,482,005
    24,700   Genesis Microchip, Inc.* .......................    1,141,387
   125,800   Integrated CircuitSystems, Inc.* ...............    2,139,858
   107,050   Lattice Semiconductor Corp.* ...................    1,873,375
    64,500   Marvell Technology Group Ltd* ..................    1,569,930
    58,300   Microsemi Corp.* ...............................    2,040,500
    60,400   Semtech Corp.* .................................    2,280,100
   149,104   Triquint Semiconductor, Inc.* ..................    2,636,159
                                                                ----------
                                                                18,294,033
                                                                ----------



SHARES                                                             VALUE
--------------------------------------------------------------------------------
SERVICES TO HEALTH INDUSTRY: 4.0%
    84,275   Accredo Health, Inc.* ..........................   $2,875,463
    27,600   AdvancePCS* ....................................    1,677,252
    64,500   Covance, Inc.* .................................    1,183,575
    28,000   Icon PLC* ......................................      773,080
    76,800   Omnicare, Inc. .................................    1,526,784
    24,800   Pharmaceutical Product Development, Inc.* ......      661,416
                                                                ----------
                                                                 8,697,570
                                                                ----------
SPECIALTY INSURANCE: 2.1%
   109,800   HCC Insurance Holdings, Inc. ...................    3,018,402
    28,300   PMI Group, Inc. (The) ..........................    1,569,235
                                                                ----------
                                                                 4,587,637
                                                                ----------
SPECIALTY STORES: 1.1%
    79,700   Circuit City Stores, Inc. - Carmax Group* ......    1,458,510
    17,900   Michaels Stores, Inc.* .........................      919,523
                                                                ----------
                                                                 2,378,033
                                                                ----------
SPECIALTY TELECOMMUNICATIONS: 0.1%
     5,200   Commonwealth Telephone Enterprises, Inc. .......      222,716
                                                                ----------

TELECOM EQUIPMENT: 2.4%
    38,400   Microtune, Inc.* ...............................      734,208
   124,100   Research in Motion Ltd.* .......................    2,017,866
   130,900   Tekelec Corp.* .................................    2,513,280
                                                                ----------
                                                                 5,265,354
                                                                ----------
WIRELESS TELECOMMUNICATIONS: 1.9%
    45,200   Airgate Pcs, Inc.* .............................    2,325,992
    32,500   SBA Communications Corp.* ......................      266,500
    50,500   Triton PCS Holdings, Inc.* .....................    1,625,090
                                                                ----------
                                                                 4,217,582
                                                                ----------
TOTAL COMMON STOCKS
        (cost $218,422,891)..................................  212,301,733
                                                               -----------

PRINCIPAL
AMOUNT                                                             VALUE
--------------------------------------------------------------------------------
MONEY MARKET INVESTMENT: 2.7%

$2,882,394   Temporary Investment Fund Inc. - Temp Cash .....   $2,882,394
 2,882,394   Temporary Investment Fund Inc. - Temp Fund .....    2,882,394
                                                                ----------
                                                                 5,764,788
                                                                ----------
TOTAL MONEY MARKET INVESTMENTS
        (cost $5,764,788) ...................................    5,764,788
                                                                ----------

TOTAL INVESTMENTS IN SECURITIES
        (cost $224,187,679):  100.6% ........................  218,066,521
                                                               -----------


See accompanying Notes to Financial Statements.


16


                            PIC SMALL CAP PORTFOLIO

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS at October 31, 2001 -- (Continued)
--------------------------------------------------------------------------------
                                                                  VALUE
--------------------------------------------------------------------------------
OTHER ASSETS: 25.1%
        Collateral for securities loaned, at fair
               value (Note 2) ...............................   $52,219,647
        Receivables:
                Securities sold .............................     2,067,521
                Shares of beneficial interests sold .........        48,749
                Dividends and Interest ......................        37,127
        Prepaid Insurance ...................................           396
        Other assets ........................................        16,332
                                                                -----------
                Total Other Assets ..........................    54,389,772
                                                                -----------

        TOTAL ASSETS ........................................   272,456,293
                                                                -----------




                                                                    VALUE
--------------------------------------------------------------------------------

LIABILITIES: (25.7%)
        Payables:
                Collateral for securities loaned (Note 2)       $52,219,647
                Securities purchased                              3,045,277
                Shares of beneficial interests redeemed              91,572
                Due to Advisor (Note 3)                             157,710
        Deferred trustees' compensation (Note 3)                     58,336
        Accrued expenses                                             69,003
                                                                -----------
                Total Liabilities                                55,641,545
                                                                -----------

        NET ASSETS: 100.0%                                     $216,814,748
                                                               ============


________

*     Non-income producing security.
ADR - American Depository Receipt









See accompanying Notes to Financial Statements.



                            PIC SMALL CAP PORTFOLIO

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS For the Year Ended October 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME
Income
        Dividends ..........................................................   $     132,283
        Interest ...........................................................         832,528
        Income from securities loaned - net ................................          45,431
                                                                               -------------
                Total Income ...............................................       1,010,242
                                                                               -------------

Expenses
        Investment advisory fees (Note 3) ..................................       1,975,820
        Administration fees (Note 3) .......................................         246,977
        Accounting services fees ...........................................          92,904
        Custodian fees .....................................................          83,951
        Audit fees .........................................................          22,503
        Legal fees .........................................................          19,998
        Insurance expense ..................................................           7,666
        Trustee fees .......................................................             518
        Miscellaneous ......................................................          15,506
                                                                               -------------
                Expenses before recoupment .................................       2,465,843
                Add:  expenses recouped (Note 3) ...........................           3,931
                                                                               -------------
                Total expenses .............................................       2,469,774
                                                                               -------------
                        Net investment loss ................................      (1,459,532)
                                                                               -------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS

Net realized loss on investments ...........................................     (45,061,849)
Net unrealized depreciation on investments .................................     (71,069,076)
                                                                               -------------
                Net realized and unrealized loss on investments ............    (116,130,925)
                                                                               -------------

                        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS   $(117,590,457)
                                                                               =============

See accompanying Notes to Financial Statements.




                            PIC SMALL CAP PORTFOLIO

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                            YEAR ENDED      YEAR ENDED
                                                                        OCTOBER 31, 2001 OCTOBER 31, 2000
---------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS

Net investment loss ...................................................   $  (1,459,532)   $  (2,208,291)
Net realized gain (loss) on investments ...............................     (45,061,849)     112,241,729
Net unrealized depreciation on investments ............................     (71,069,076)      (1,397,996)
                                                                          -------------    -------------
        Net increase (decrease) in net assets resulting from operations    (117,590,457)     108,635,442
                                                                          -------------    -------------


TRANSACTIONS IN INTERESTS:
Contributions by Holders ..............................................      97,924,148      157,460,067
Withdrawals by Holders ................................................     (64,445,411)    (219,931,942)
                                                                          -------------    -------------

Net increase (decrease) in net assets resulting
from transactions in interests ........................................      33,478,737      (62,471,875)
                                                                          -------------    -------------

        Total increase (decrease) in net assets .......................     (84,111,720)      46,163,567

NET ASSETS
Beginning of year .....................................................     300,926,468      254,762,901
                                                                          -------------    -------------
End of year ...........................................................   $ 216,814,748    $ 300,926,468
                                                                          =============    =============


--------------------------------------------------------------------------------
SELECTED RATIO DATA
--------------------------------------------------------------------------------

                                                   Year Ended October 31,
                                   --------------------------------------------------
                                     2001        2000       1999      1998       1997
-------------------------------------------------------------------------------------
Ratios to average net assets:*
        Expenses .............       1.00%      1.00%      1.00%     1.00%      1.00%
        Net investment loss ..      (0.59%)    (0.64%)    (0.79%)   (0.68%)    (0.49%)

Portfolio Turnover Rate ......      99.00%    143.39%    133.24%    81.75%    151.52%


___________

* Net of fees waived of 0.00%, 0.00%, 0.00%, 0.01% and 0.01% of average net assets, respectively.


See accompanying Notes to Financial Statements.

                            PIC SMALL CAP PORTFOLIO

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

PIC Small Cap Portfolio (the "Portfolio") was organized on March 22, 1993 as a separate trust under the laws of the State of New York. The beneficial interests in the Portfolio are divided into an unlimited number of non-transferable interests, par value $.01 each. The Portfolio is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The investment objective of the Portfolio is to achieve long term growth of capital.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A. VALUATION OF SECURITIES. Equity securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading. Other equity securities and debt securities for which market quotations are readily available are valued at the mean between their bid and asked price, except that debt securities maturing within 60 days are valued on an amortized cost basis. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

     B. FEDERAL INCOME TAXES. The Portfolio intends to comply with the requirements of the Internal Revenue Code applicable to it. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, DIVIDEND INCOME AND DISTRIBUTIONS. Security transactions are recorded on the trade date basis. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest is recorded as accrued and dividend income is recorded on the ex-dividend date.

     D. ACCOUNTING ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

     E. SECURITIES LOANS. The Portfolio may temporarily loan securities to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The loans are secured by cash or securities collateral at least equal, at all times, to the fair value of the securities loaned.

NOTE 3 - TRANSACTIONS WITH AFFILIATES

The Portfolio has entered into an investment advisory agreement with Provident Investment Counsel, Inc. ("PIC") and an administration agreement with U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") (formerly Investment Company Administration, LLC) pursuant to which certain employees of these entities serve as officers and/or trustees of the Portfolio. PIC and U.S. Bancorp also provide management services necessary for the operations of the Portfolio and furnish office facilities. U.S. Bancorp receives for its services a fee at the annual rate of 0.10% of average daily net assets of the Portfolio, subject to an annual minimum of $45,000.

PIC receives an investment advisory fee for its services to the Portfolio at the annual rate of 0.80% of its average daily net assets. PIC has voluntarily agreed to limit the expenses of the Portfolio to 1.00% of its average daily net assets. During the year ended October 31, 2001, PIC recouped $3,931 in expenses.

At October 31, 2001, the amount available for reimbursement that has been paid and/or waived by the Adviser on behalf of the Portfolio is $3,878. The Adviser may recapture this amount no later than October 31, 2002.

On December 19, 1995, the Portfolio approved a Deferred Compensation Plan for Trustees (the "Plan"). Trustees are entitled to receive $2,500 per quarter and $500 per meeting attended, which is allocated among the Portfolios. Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a Trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (phantom share account). This account accumulates the deferred fees earned and the value of the account is adjusted at the end of each quarter to reflect the value, which would have been earned if the account had been invested in designated investments. The Portfolio recognizes as trustee expense amounts accrued as meetings are held plus the change in the value of the phantom share account determined on a quarterly basis. For the period ended October 31, 2001, the change in the value of the phantom share account included unrealized depreciation of $17,226.

                            PIC SMALL CAP PORTFOLIO

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (Continued)
--------------------------------------------------------------------------------


NOTE 4 - INVESTMENT TRANSACTIONS

The Portfolio entered into a Securities Lending Agreement with PFPC Trust Company ("PFPC"). PFPC shall invest the cash collateral pursuant to investment guidelines set forth by the Portfolio, and may include commingled funds advised or otherwise serviced by PFPC or its affiliates and repurchase agreements with PFPC or its affiliates. Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. PFPC has agreed to indemnify the Portfolio in the case of default of any securities borrowed.

At October 31, 2001, the Portfolio loaned equity securities having a fair value of $50,568,264 and received cash collateral of $52,219,647 for the loan.

The aggregate cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, for the period ended October 31, 2001 were $270,494,660 and $231,614,184, respectively.

The cost of securities for federal income tax purposes was $226,344,871. The aggregate gross unrealized appreciation and depreciation of investment securities, based on their cost for federal income tax purposes, were as follows:

          Gross unrealized appreciation .....................    $31,332,385
          Gross unrealized depreciation .....................    (39,610,735)
                                                                 -----------
          Net unrealized depreciation .......................    ($8,278,350)
                                                                 ===========

                            PIC SMALL CAP PORTFOLIO

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees of and the Holders of Interest in:

PIC Small Cap Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the selected ratio data present fairly, in all material respects, the financial position of PIC Small Cap Portfolio (the "Portfolio") at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the selected ratio data for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001, by correspondence with the custodian, provide a reasonable basis for our opinion. The selected ratio data for each of the periods prior to November 1, 1998 were audited by other independent accountants whose report dated December 3, 1998 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
New York, New York
December 4, 2001

                      This page intentionally left blank.

                      This page intentionally left blank.

--------------------------------------------------------------------------------
WHY PROVIDENT?
--------------------------------------------------------------------------------

ORGANIZATION
------------
        o       A depth of experience and commitment to excellence

        o       Team structure

GROWTH PHILOSOPHY
-----------------
        o       A time-proven approach

        o       Style consistency

PROCESS
-------
        o       Creative, disciplined, and consistent

CLIENT FOCUSED
--------------
        o       Proactive and individualized

PERFORMANCE
-----------
        o       A proven long-term record

                   PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS-- P-I-C INVESTMENT TRUST
--------------------------------------------------------------------------------
Thomas F. Condon, Trustee
Jettie M. Edwards, Trustee
Richard N. Frank, Trustee
James Clayburn LaForce, Trustee
Angelo R. Mozilo, Trustee
Wayne H. Smith, Trustee
Thomas M. Mitchell, President and Trustee
Aaron W.L. Eubanks, Sr., Vice President and Secretary
William T. Warnick, Vice President and Treasurer

TRUSTEES AND OFFICERS-- P-I-C PORTFOLIOS
--------------------------------------------------------------------------------
Thomas F. Condon, Trustee
Jettie M. Edwards, Trustee
Richard N. Frank, Trustee
James Clayburn LaForce, Trustee
Angelo R. Mozilo, Trustee
Wayne H. Smith, Trustee
Thomas M. Mitchell, President and Trustee
Aaron W.L. Eubanks, Sr., Vice President and Secretary
William T. Warnick, Vice President and Treasurer

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
Provident Investment Counsel
300 N. Lake Avenue, PH Suite
Pasadena, CA 91101
(626) 449-8500

DISTRIBUTOR
--------------------------------------------------------------------------------
Quasar Distributors, Inc.
615 E. Michigan Street
Milwaukee, WI 53202

LEGAL COUNSEL
--------------------------------------------------------------------------------
Paul, Hastings, Janofsky & Walker, LLP

================================================================================
This annual report is intended for shareholders of PIC Mutual Funds. It may not be used as sales literature unless preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives, risks and policies of the fund. If used as sales literature after December 31, 2001, this annual report must be accompanied by performance updates for the most recent calendar quarter.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

                        Dealer Services: (800) 385-4053
                      Shareholder Services: (800) 618-7643
                            Website: www.provnet.com